UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2011

KIRIN INTERNATIONAL HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166343	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1506
South Building of China Overseas Plaza
No. 8 Guanghua Dongli Road
Chaoyang District, Beijing, 100020
People’s Republic of China

(Address of principal executive offices) (Zip Code)

+86 10 6577 2050

(Registrant’s telephone number, including area code)

14001c Saint Germain Dr., Suite 390,
Centreville, VA 20121

(Former name or former address, if changed since last report)

––––––––––––––––
Copies to:
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Attention: Gregg E. Jaclin, Esq.
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The practice of Bernstein & Pinchuk LLP (“B&P”), the independent registered public accounting firm of Kirin International Holding, Inc. (the “Company”), entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into MarcumBP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP.  The Company was notified in writing of the merger of B&P’s China operations into MarcumBP on May 3, 2011.  Accordingly, B&P effectively resigned as the Company’s independent registered public accounting firm as of May 3, 2011 (the “Effective Date”).  The appointment of MarcumBP as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on May 3, 2011 (the “Appointment Date”).

The principal accountant’s reports of B&P on the financial statements of the Company as of and for the two most recent fiscal years ended December 31, 2010 and December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles .

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through the Effective Date, there were no disagreements with B&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to B&P’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through the Effective Date, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K .

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through the Appointment Date, the Company did not consult with MarcumBP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided B&P with a copy of the foregoing disclosure and requested B&P to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 16, 2011, furnished by Bernstein & Pinchuk LLP, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
16.1	Letter from Bernstein & Pinchuk LLP to the Securities and Exchange Commission, dated May 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KIRIN INTERNATIONAL HOLDING, INC.

Date: May 16, 2011	By:	/s/ Longlin Hu
Longlin Hu President and Chief Executive Officer